UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 6, 2009

UNIVERSAL CITY FLORIDA HOLDING CO. I

UCFH I FINANCE, INC.

UNIVERSAL CITY FLORIDA HOLDING CO. II

UCFH II FINANCE, INC.

(Exact name of Registrant as specified in its charter)

Florida Florida Florida Florida	333-122778	59-3354262 20-1937766 59-3354261 20-1937798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

1000 Universal Studios Plaza Orlando, FL		32819-7610
(Address of principal executive offices)		(Zip code)

(407) 363-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The Principal Executive Officer and President of Universal City Florida Holding Co. I and II, John R. Sprouls, has an employment agreement with Vivendi Universal Entertainment LLLP. This contract was due to expire on December 6, 2009. On March 5, 2009 this contract was extended until December 6, 2011. No other key terms were modified.

Item 2.02	Results of Operations and Financial Condition

A. On March 6, 2009, Universal City Development Partners, Ltd. issued a press release which reported results for the full year ended December 31, 2008.

A copy of the release is attached as an exhibit to this report.

B. Forward-Looking Information

Certain statements appearing in this Current Report on Form 8-K are “forward-looking statements.” Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends and other information that is not historical information. When used in this report, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” or future conditional verbs, such as “will,” “should,” “could,” or “may” and variations of such words or similar expressions, are intended to identify forward-looking statements. Because these forward-looking statements are subject to numerous risks and uncertainties, our actual results may differ materially from those expressed in or implied by such forward-looking statements. Some of the risks and uncertainties that may cause such differences include, but are not limited to, risks and uncertainties relating to a general economic downturn; the dependence of our business on air travel; the risks inherent in deriving substantially all of our revenues from one location; increasing commodity and fuel costs; our dependence on Universal Studios, Inc. and its affiliates; the loss of key distribution channels for pass sales; competition within the Orlando theme park market; publicity associated with accidents occurring at theme parks; the loss of material intellectual property rights used in our business; and the seasonality of our business. There may also be other factors that may cause our actual results to differ materially from those expressed in or implied by any forward-looking statements contained in this report.

Item 9.01	Financial Statements and Exhibits

A. Exhibits

10.1    Extension of Employment Agreement of John R. Sprouls, Chief Executive Officer.

99.1    Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

UNIVERSAL CITY FLORIDA HOLDING CO. I

Date: March 6, 2009	By:	/s/ Tracey L. Stockwell
	Name:	Tracey L. Stockwell
	Title:	Treasurer and Chief Financial Officer

UCFH I FINANCE, INC.

Date: March 6, 2009	By:	/s/ Tracey L. Stockwell
	Name:	Tracey L. Stockwell
	Title:	Treasurer and Chief Financial Officer

UNIVERSAL CITY FLORIDA HOLDING CO. II

Date: March 6, 2009	By:	/s/ Tracey L. Stockwell
	Name:	Tracey L. Stockwell
	Title:	Treasurer and Chief Financial Officer

UCFH II FINANCE, INC.

Date: March 6, 2009	By:	/s/ Tracey L. Stockwell
	Name:	Tracey L. Stockwell
	Title:	Treasurer and Chief Financial Officer